Exhibit 99.1

Yangtze River Development Limited Announces
Listing on The Nasdaq Global Select Market

Company to Commence Trading on Nasdaq Global Select Market
on April 18, 2017 Under Ticker Symbol YERR

NEW YORK, NY and WUHAN, CHINA / August 17, 2017 / Yangtze River Development Limited, (NASDAQ: YERR) (the “Company”), an infrastructure company that engages in the business of real estate development with a port logistic project located in the middle reaches of the Yangtze River, today announced that its common stock has been approved for listing on The Nasdaq Global Select Market and will commence trading on August 18, 2017 under the current ticker symbol "YERR". The Company's common stock will continue to trade on the Nasdaq Capital Market until the market close on August 17, 2017.

"Uplisting to The Nasdaq Global Select Market represents an important milestone for Yangtze River Development Limited," said Xiangyao Liu, CEO, Yangtze River Development Limited. "We believe that trading on The Nasdaq Global Select Market will increase our visibility and enhance our corporate profile. The Nasdaq Global Select Market has the highest initial listing standards of any of the world’s stock markets and we are pleased to be a member of the most elite companies traded globally.”

ABOUT YANGTZE RIVER DEVELOPMENT LTD.:

Yangtze River Development Limited primarily engages in the business of real estate development with a port logistic project located in the middle reaches of the Yangtze River. Wuhan Newport is a large infrastructure development project implemented under China's latest “One Belt One Road” initiative and is strategically positioned in the “Free Trade Zone” of the Wuhan Port, a crucial trading window between China, the Middle East and Europe. To be fully developed upon completion of three phases, within the logistics center, there will be six operating zones, including port operation area, warehouse and distribution area, cold chain logistics area, rail cargo loading area, exhibition area and residential community. The logistics center is also expected to provide a number of shipping berths for cargo ships of various sizes. Wuhan Newport is expected to provide domestic and foreign businesses a direct access to the Free Trade Zone in Wuhan. The project will include commercial buildings, professional logistic supply chain centers, direct access to the Yangtze River, Wuhan-Xinjiang-Europe Railway and ground transportation, storage and processing centers, IT supporting services, among others.

For additional information please go to: http://www.yerr.com.cn

FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are any statements other than statements of historical fact, including statements regarding Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the change of Company’s plan of operation, future opportunities as a result of the matter referenced in the above statements; and any other statements regarding Company’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with employees, and our ability to realize the anticipated benefits of such transaction, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in our most recently filed Annual Report on Form 10-K and subsequent amendment on Form 10-K/A, current report on Form 8-K, and other filings with the SEC.

We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

CONTACT:

James Coleman
Executive Director
jcoleman@yerr.com.cn
646-861-3315